Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 48,047	$ 44,887
Payroll and benefits	36,807	34,828
Audit, legal, contingency and other general expenses	32,372	21,626
Voyage and vessel expenses	19,829	25,475
Income and other tax payable	3,921	3,080
Total accrued liabilities	$ 140,976	$ 129,896